                                                           EXHIBIT 99.(a)(2)

                             LETTER OF TRANSMITTAL

                           H. F. AHMANSON & COMPANY

Charles R. Rinehart
Chairman of the Board
and Chief Executive Officer

Dear Great Western Shareholder:

  This Letter of Transmittal enables you to exchange each of your shares of
Common Stock of Great Western Financial Corporation for [   ] shares of Common
Stock of H. F. Ahmanson & Company.* Please follow the instructions in this letter in order to exchange your shares and receive the benefits of our Offer. Simply complete and sign pages 2 and 3 and return your certificate(s) in the enclosed envelope.

  Our Offer will expire at [     ], Eastern Daylight Time, on [     ], 1997
(the "Expiration Date") unless extended. Shares which are tendered may be withdrawn at any time prior to the Expiration Date.

  For further information or assistance regarding our Offer please call our representatives listed on the back.

  Thank you for your time and support.

                                          Sincerely,

                                          [            ]



--------
* Assumes that Ahmanson's average share price is between [ ] and [ ] at the time of closing.

                             LETTER OF TRANSMITTAL
              TO EXCHANGE EACH OUTSTANDING SHARE OF COMMON STOCK

         (INCLUDING THE ASSOCIATED COMMON STOCK PURCHASE RIGHTS)

                                      OF

                      GREAT WESTERN FINANCIAL CORPORATION

                                      FOR

                    A NUMBER OF SHARES OF COMMON STOCK

                                      OF

                           H. F. AHMANSON & COMPANY

                EQUAL TO THE EXCHANGE RATIO STATED HEREIN

 THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK
 CITY TIME, ON [DAY]    , 1997, UNLESS THE OFFER IS EXTENDED. SHARES WHICH
 ARE TENDERED PURSUANT TO THE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION OF THE OFFER.

                     The Exchange Agent for the Offer is:

                             [                   ]

          By Mail:                By Facsimile Transmission:      By Hand or Overnight Deliv-
                                                                             ery:
                               (for Eligible Institutions only)
                                        Fax: [       ]

                             Confirm by telephone:

                                   [       ]

                               ----------------

 DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH
  ABOVE OR  TRANSMISSION OF  INSTRUCTIONS  VIA FACSIMILE  TRANSMISSION OTHER
   THAN AS SET FORTH  ABOVE WILL NOT CONSTITUTE A  VALID DELIVERY. YOU MUST
    SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE
     SUBSTITUTE FORM W-9 PROVIDED BELOW.

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ
           CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

  This Letter of Transmittal is to be completed by stockholders if certificates for Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in the Prospectus) is utilized, if delivery of Shares are to be made by book-entry transfer to the account
maintained by the Exchange Agent at [            ], (collectively, the "Book-
Entry Transfer Facilities"), pursuant to the procedures set forth under "The Offer--Procedure for Tendering" in the Prospectus. Stockholders who tender Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders" and other stockholders are referred to herein as "Certificate Stockholders." Stockholders whose certificates are not immediately available or who cannot deliver their certificates and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date (as defined in the Prospectus), or who cannot comply with the book-entry transfer procedures on a timely basis, may nevertheless tender their Shares according to the guaranteed delivery procedure set forth under "The Offer--Procedure for Tendering" in the Prospectus. See Instruction 2. DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT FOR THIS OFFER (AS DEFINED HEREIN).

[_]
  CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

  Name of Tendering Institution ______________________________________________

  Check Box of Applicable Book-Entry Transfer Facility

     [_]  [  ]

     [_]  [  ] (check one)

Account Number _________________________________________________________________

Transaction Code Number _______________________________________________________

[_]
  CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

  Name(s) of Registered Holder(s) ____________________________________________

  Date of Execution of Notice of Guaranteed Delivery _________________________

  Name Institution which Guaranteed Delivery _________________________________

  If Delivered by Book-Entry Transfer, Check Box of Applicable Book-Entry Transfer Facility:

     [_]  [  ]

     [_]  [  ] (check one)

Account Number _________________________________________________________________

Transaction Code Number ________________________________________________________
                         DESCRIPTION OF SHARES TENDERED
--------------------------------------------------------------------------------

  NAME(S) AND
ADDRESS(ES) OF
  REGISTERED
   HOLDER(S)
(PLEASE FILL IN
 BLANK EXACTLY
  AS NAME(S)
 APPEAR(S) ON
      THE                           SHARES TENDERED
CERTIFICATE(S))          (ATTACH ADDITIONAL LIST IF NECESSARY)
-------------------------------------------------------------------
                                    TOTAL NUMBER OF        NUMBER
                    CERTIFICATE     SHARES EVIDENCED      OF SHARES
                    NUMBER(S)*     BY CERTIFICATE(S)*    TENDERED**
                                        ---------------------------
                                        ---------------------------
                                        ---------------------------
                                        ---------------------------
                                        ---------------------------
                                        ---------------------------
                   TOTAL SHARES

--------------------------------------------------------------------------------
  * Need not be completed by stockholders delivering by book-entry transfer.
 ** Unless otherwise indicated, it will be assumed that all Shares evidenced by any certificate(s) delivered to the Exchange Agent are being tendered. See Instruction 4.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

LADIES AND GENTLEMEN:

  The undersigned hereby delivers to H. F. Ahmanson & Company, a Delaware corporation ("Ahmanson"), the above-described shares of Common Stock, par value $1.00 per share (the "Shares"), of Great Western Financial Corporation, a Delaware corporation ("Great Western"), pursuant to Ahmanson's offer to exchange shares of Common Stock, par value $0.01 per share (the "Ahmanson Common Stock"), of Ahmanson for Shares, upon the terms and subject to the
conditions set forth in the Prospectus dated [   ]  , 1997 (the "Prospectus"),
receipt of which is hereby acknowledged, as amended or supplemented from time to time, and in this Letter of Transmittal (which together with the Prospectus, as amended or supplemented from time to time, constitute the "Offer").

  Unless otherwise indicated herein under "Special Issuance Instructions," please issue the shares of Ahmanson Common Stock and/or return any certificates for Shares not tendered or not accepted for exchange in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the Ahmanson Common Stock and cash in lieu of fractional shares of Ahmanson Common Stock and/or return any certificates for Shares not tendered or not accepted for exchange (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the Special Delivery Instructions and the Special Issuance Instructions are completed, please issue the Ahmanson Common Stock and/or issue any certificates for Shares not so tendered or accepted in the name of, and deliver said certificates and/or return such certificates to, the person or persons so indicated. The undersigned recognizes that Ahmanson has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name of the registered holder thereof if Ahmanson does not accept any of the Shares so tendered.

   SPECIAL ISSUANCE INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS
  (SEE INSTRUCTIONS 1, 5, 6 AND 7)           (SEE INSTRUCTIONS 1, 6 AND 7)


  To be completed ONLY if certifi-          To be completed ONLY if certifi-
 cate(s) for Shares not tendered           cate(s) for Shares not tendered
 or not accepted and/or the                or not accepted and/or the
 Ahmanson Common Stock are to be           Ahmanson Common Stock are to be
 issued in the name of someone             sent to someone other than the
 other than the undersigned.               undersigned, or to the under-
                                           signed at an address other than
                                           that shown above.

 Issue Ahmanson Common Stock
 and/or certificate(s) to:

                                           Mail Ahmanson Common Stock and/or
                                           certificate(s) to:

 Name _____________________________
       (PLEASE TYPE OR PRINT)              Name _____________________________
 Address __________________________              (PLEASE TYPE OR PRINT)
 __________________________________        Address __________________________
         (INCLUDE ZIP CODE)                __________________________________
 __________________________________                (INCLUDE ZIP CODE)
   (TAX IDENTIFICATION OR SOCIAL           __________________________________
           SECURITY NO.)                     (TAX IDENTIFICATION OR SOCIAL
    (SEE SUBSTITUTE FORM W-9 ON                      SECURITY NO.)
           REVERSE SIDE)

 [_] Credit Shares delivered by               (SEE SUBSTITUTE FORM W-9 ON
   book-entry transfer that are                      REVERSE SIDE)
   not accepted to the Book-Entry
   Transfer Facility account set
   forth below.

 Check appropriate box:

 [_] [  ]
 [_] [  ]
 __________________________________
          (ACCOUNT NUMBER)

  Upon the terms and subject to the conditions of the Offer, subject to, and effective upon, acceptance of the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Ahmanson, all right, title and interest in and to all of the Shares that are being tendered hereby and any and all Shares and other securities issued or issuable in respect thereof on or after March 7, 1997 (collectively, "Distributions"), and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to
(a) deliver such Share certificates (as defined herein) (and any Distributions) or transfer ownership of such Shares (and any Distributions) to the account books maintained by a Book-Entry Transfer Facility, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of Ahmanson (b) present such Shares (and any Distributions) for transfer on the books of Great Western and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any Distributions), all in accordance with the terms and the conditions of the Offer.

  The undersigned hereby irrevocably appoints the designees of Ahmanson, and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote in such manner as each such attorney and proxy or any substitute thereof shall deem proper in the sole discretion of such attorney-in-fact and proxy or such substitute, and otherwise act (including pursuant to written consent) with respect to all of the Shares tendered hereby (and any Distributions) which have been accepted by Ahmanson prior to the time of such vote or action, which the undersigned is entitled to vote at any meeting of stockholders (whether annual or special and whether or not an adjourned meeting), of Great Western or otherwise. This proxy and power of attorney is coupled with an interest in the Shares and is irrevocable and is granted in consideration of, and is effective upon, the acceptance of such Shares (and any Distributions) by Ahmanson in accordance with the terms of the Offer. Such acceptance for exchange shall revoke any other proxy granted by the undersigned at any time with respect to such Shares (and any Distributions) and no subsequent proxies will be given (or, if given, will not be deemed effective) with respect thereto by the undersigned. The undersigned understands that in order for Shares to be deemed validly tendered, immediately upon Ahmanson's acceptance of such Shares (and any Distributions) for exchange Ahmanson or its designee must be able to exercise full voting rights with respect to such Shares (and any Distributions).

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares (and any Distributions) tendered hereby and that when the same are accepted for exchange by Ahmanson, Ahmanson will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Ahmanson to be necessary or desirable to complete the sale, assignment, and transfer of the Shares (and any Distributions) tendered hereby. In addition, the undersigned shall promptly remit and transfer to the Exchange Agent for the account of Ahmanson any and all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer.

  All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Subject to the withdrawal rights set forth under "The Offer--Withdrawal Rights" in the Prospectus, the tender of Shares hereby made is irrevocable.

  The undersigned understands that tenders of Shares pursuant to any one of the procedures described under "The Offer--Procedure for Tendering"in the Prospectus and in the instructions hereto and acceptance of such Shares will constitute a binding agreement between the undersigned and Ahmanson upon the terms and subject to the conditions set forth in the Offer.

                                   IMPORTANT
                                   SIGN HERE
             (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON REVERSE SIDE)
 ...............................................................
 ...............................................................
                 SIGNATURE(S) OF STOCKHOLDER(S)
 Dated: .................................................., 1997

 (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)


 Name(s)........................................................
      .......................................................
                          (PLEASE PRINT)

 Capacity (Full Title)..........................................

 Address........................................................

      .......................................................
                        (INCLUDE ZIP CODE)

 Area Code and Telephone Number.................................

 Tax Identification or Social Security No. .....................

             GUARANTEE OF SIGNATURE(S) (SEE INSTRUCTIONS 1 AND 5)

 Authorized Signature...........................................

 Name...........................................................
                      (PLEASE TYPE OR PRINT)

 Address........................................................

      .......................................................
                        (INCLUDE ZIP CODE)

 Name of Firm...................................................

 Dated: .................................................., 1997

                                 INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) which is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in one of the Book-Entry Transfer Facilities whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) have not completed the instruction entitled "Special Issuance Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

  2. Delivery of Letter of Transmittal and Certificates or Book-Entry Confirmations. This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Offer--Procedure for Tendering" in the Prospectus. Certificates for all physically tendered Shares ("Share Certificates"), or confirmation of any book-entry transfer into the Exchange Agent's account at one of the Book-Entry Transfer Facilities of Shares tendered by book-entry transfer, as well as this Letter of Transmittal or facsimile thereof, properly completed and duly executed with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth herein on or prior to the Expiration Date (as defined in the Prospectus).

  Stockholders whose certificates are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis may nevertheless tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth under "The Offer-- Procedure for Tendering" in the Prospectus Pursuant to such procedure (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form made available by Ahmanson must be received by the Exchange Agent on or prior to the Expiration Date; and (iii) the Share Certificates for all tendered Shares (or a confirmation of a book-entry transfer of such securities into the Exchange Agent's account at a Book-Entry Transfer Facility of Shares tendered by book-entry transfer), in proper form for transfer, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees (or, in the case of a book-entry delivery, an Agent's Message) and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery.

  IF SHARE CERTIFICATES ARE FORWARDED SEPARATELY TO THE EXCHANGE AGENT, A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL MUST ACCOMPANY EACH SUCH DELIVERY.

  THE METHOD OF DELIVERY OF SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WILL RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

  No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be accepted. All tendering stockholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for exchange.

  3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

  4. Partial Tenders (Not applicable to stockholders who tender by book-entry transfer). If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such cases, new certificate(s) for the remainder of the Shares that were evidenced by your old certificate(s) will be sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

  5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

  If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  If any of the tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

  If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Ahmanson of their authority so to act must be submitted.

  If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless Ahmanson Common Stock or certificates for Shares not tendered or accepted are to be issued in the name of a person other than the registered holder(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered holder of the certificate(s) listed, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holder or holders appear on the certificates(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

  6. Stock Transfer Taxes. Ahmanson will pay or cause to be paid any such stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, delivery of the consideration in respect of the Offer is to be made to, or (in the circumstances permitted hereby) if certificates for Shares not tendered or accepted are to be registered in the name of, any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the tendering holder must provide satisfactory evidence of the payment of any applicable transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person prior to the delivery of the consideration pursuant to the Offer.

  EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

  7. Special Issuance and Delivery Instructions. If certificates for Ahmanson Common Stock and/or certificates for Shares not tendered or not accepted for exchange are to be issued in the name of a person other than the signer of this Letter of Transmittal or if certificates for Ahmanson Common Stock and cash in lieu of fractional shares of Ahmanson Common Stock and/or certificates for Shares not tendered or not accepted for exchange are to be mailed to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer may request that Shares not accepted pursuant to the Offer be credited to such account maintained at a Book-Entry Transfer Facility as such stockholder may designate hereon. If no such instructions are given, such Shares not accepted will be returned by crediting the account at the Book-Entry Transfer Facility designated herein.

  8. Requests for assistance or Additional Copies. Questions or requests for assistance may be directed to, or additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be obtained from, the Information Agent or the Dealer Managers at their respective addresses set forth below or form your broker, dealer, commercial bank or trust company.

  9. Substitute Form W-9. Each tendering stockholder is required to provide the Exchange Agent with a correct Taxpayer Identification Number ("TIN"), generally the stockholder's social security or federal employer identification number, on Substitute Form W-9 below. If a stockholder fails to provide a TIN to the Exchange Agent, such stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments of cash in lieu of fractional shares of Ahmanson Common Stock that are made to such stockholder with respect to Shares accepted pursuant to the Offer may be subject to backup withholding of 31%. The box in Part 3 of the form may be checked if the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 3 is checked and the Exchange Agent is not provided with a TIN within 60 days, the Exchange Agent will withhold 31% of all payments of cash thereafter until a TIN is provided to the Exchange Agent. The stockholder is required to give the Exchange Agent the social security number or employer identification number of the record owner of the Shares or of the last transferee appearing on the stock powers attached to, or endorsed on, the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

  IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE COPY HEREOF (TOGETHER WITH SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

  Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to backup withholding. In order for a foreign individual to qualify as an exempt recipient, that stockholder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Exchange Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

  Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

           THIS PAGE MUST BE COMPLETED BY ALL TENDERING SHAREHOLDERS. PLEASE FILL IN YOUR SOCIAL SECURITY NUMBER AND SIGN BELOW.

              PLEASE SEE INSTRUCTION 9 FOR ADDITIONAL INFORMATION.

                           PAYER'S NAME: [          ]


                        PART I--PLEASE PROVIDE YOUR
                        TIN IN THE BOX AT RIGHT AND    ----------------------
                        CERTIFY BY SIGNING AND         Social Security Number
                        DATING BELOW.                            OR

 SUBSTITUTE
 FORM W-9
 DEPARTMENT OF
 THE TREASURY                                          ----------------------
 INTERNAL                                              Employer Identification
 REVENUE                                                       Number
 SERVICE                PART II--CERTIFICATES--Under penalties of perjury, I
                        certify that:
                       --------------------------------------------------------

                        (1) The number shown on this form is my correct
                            Taxpayer Identification Number (or I am waiting for a number to be issued to me); and

 PAYER'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER (TIN)

                        (2) I am not subject to backup withholding because
                            (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding.
                       --------------------------------------------------------
                        CERTIFICATION INSTRUCTIONS--You must     PART III--
                        cross out item (2) in Part 2 above if    Awaiting
                        you have been notified by the IRS that   TIN [_]
                        you are subject to backup withholding
                        because of under-reporting interest or
                        dividends on your tax return. However,
                        if after being notified by the IRS
                        that you were subject to backup
                        withholding you received another
                        notification from the IRS stating that
                        you are no longer subject to backup
                        withholding, do not cross out item
                        (2).
                       --------------------------------------------------------
                        SIGNATURE X_______________________     DATE __________
                        NAME (Please Print) __________________________________


 NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
       WITHHOLDING OF 31% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

 COMPLETE THE FOLLOWING CERTIFICATION ONLY IF YOU CHECKED THE BOX IN PART 3 OF
                              SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (i) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

 ------------------------------------    ------------------------------------
              SIGNATURE                                  DATE

 ------------------------------------
         NAME (PLEASE PRINT)

                           IMPORTANT TAX INFORMATION

  Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to backup withholding. In order for a foreign individual to qualify as an exempt recipient, that shareholder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Exchange Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

  Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

                                   OPTIONAL

  If you would like shares of H. F. Ahmanson & Company Common Stock to be delivered to a different address, complete the top box below.

  If you would like shares of H. F. Ahmanson & Company Common Stock to be issued in a different name, complete the bottom box below. You must include a signature guarantee if you complete the box at the bottom of the page. The signature guarantee process is more fully described in Instructions 1 and 5.

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 6 AND 7)

  To be completed ONLY if certificate(s) for the H. F. Ahmanson & Company Common Stock and/or any check to be issued for cash in lieu of fractional shares of H. F. Ahmanson & Company Common Stock are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown on the address label.

 Mail H. F. Ahmanson & Company Common Stock and/or check to be issued for cash in lieu of fractional shares of H. F. Ahmanson & Company Common Stock to:

 Name _______________________________________________________________________
                             (PLEASE TYPE OR PRINT)
 Address ____________________________________________________________________
 City/State/Zip Code ________________________________________________________

                         SPECIAL ISSUANCE INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

  To be completed ONLY if certificate(s) for the H. F. Ahmanson & Company Common Stock and/or any check to be issued for cash in lieu of fractional shares of H. F. Ahmanson & Company Common Stock are to be issued in the name of someone other than those shown on your certificate(s).

 Issue H. F. Ahmanson & Company Common Stock and/or check to be issued for cash in lieu of fractional shares of H. F. Ahmanson & Company Common Stock to:

 Name _______________________________________________________________________
                             (PLEASE TYPE OR PRINT)
 Address ____________________________________________________________________
 City/State/Zip Code ________________________________________________________
 ____________________________________________________________________________
              (SOCIAL SECURITY NUMBER OR TAX IDENTIFICATION NUMBER)

                           GUARANTEE OF SIGNATURE(S)
 Authorized Signature _______________________________________________________
 Name _______________________________________________________________________
                             (PLEASE TYPE OR PRINT)
 Address ____________________________________________________________________
 City/State/Zip Code ________________________________________________________
 Name of Firm ____________________________     Dated: ________________ , 1996

                                   OPTIONAL

  You may identify in the box below the Soliciting Dealer, if any, who solicited your tender of Shares. By doing so you may entitle that Soliciting Dealer to receive from H. F. Ahmanson & Company the fee described in Instruction 10.

  In order to be paid the solicitation fee for Shares held in nominee name tendered by a Soliciting Dealer on behalf of a customer who is the beneficial owner of such Shares, the Soliciting Dealer must list each customer's name or account number and the number of Shares tendered for such customer on the line entitled "Name or Account Number of Beneficial Owner" and "Number of Shares Tendered", respectively, provided for such purpose in the box below.

                               SOLICITED TENDERS

  The undersigned represents that the Soliciting Dealer who solicited and obtained the tender evidenced by this Letter of Transmittal is:
 Name of Firm _______________________________________________________________
                                (PLEASE PRINT)
 Name of Individual Broker __________________________________________________
 Address ____________________________________________________________________
 City/State/Zip Code ________________________________________________________

  The following to be completed ONLY if a customer's Shares held in nominee name are tendered by a Soliciting Dealer.

       Name or Account Number                  Number of Shares Tendered
        of Beneficial Owner

                     (ATTACH ADDITIONAL LIST IF NECESSARY)
 __________________________________        __________________________________
 __________________________________        __________________________________
 __________________________________        __________________________________

IN ORDER TO TENDER YOUR SHARES, SIMPLY:
1. SIGN BY THE "X" IN THE BOX BELOW
2. COMPLETE THE SUBSTITUTE FORM W-9 ON PAGE 10.

                               PLEASE SIGN HERE.
 Signature(s) of Shareholder(s) X___________________________________________
                         ____________________________________________________
 Dated: , 1997

 (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

    I CERTIFY THAT I HAVE READ THE INSTRUCTIONS ENCLOSED WITH AND CONSTITUTING A PART OF THIS LETTER OF TRANSMITTAL AND THAT I
           COMPLY WITH  THE  SHAREHOLDER  REPRESENTATION  INCLUDED
              WITH SUCH INSTRUCTIONS.
 Name(s) ___________________________________________________________________
                               (PLEASE PRINT)
 Capacity (Full Title) _____________________________________________________
 City/State/Zip Code _______________________________________________________
                       _________________________________
                      (AREA CODE AND TELEPHONE NUMBER)

          COMPLETE THE BOX BELOW ONLY IF YOU WISH TO TENDER LESS THAN
                ALL THE SHARES EVIDENCED BY YOUR CERTIFICATE(S)

     CERTIFICATES AND SHARES TENDERED (ATTACH ADDITIONAL LIST IF NECESSARY)
--------------------------------------------------------------------------------
        CERTIFICATE    TOTAL NUMBER OF SHARES         NUMBER OF
         NUMBER(S)*  EVIDENCED BY CERTIFICATE(S)* SHARES TENDERED**
-------------------------------------------------------------------
-------------------------------------------------------------------
-------------------------------------------------------------------
-------------------------------------------------------------------
-------------------------------------------------------------------
-------------------------------------------------------------------
   TOTAL
  SHARES
-------------------------------------------------------------------
  * Do not complete if delivering shares by book-entry transfer.
 ** You must indicate if you are tendering less than all Shares evidenced by any certificate(s) delivered to the Exchange Agent. See Instruction
    4.

                    The Information Agent for the Offer is:

                         MACKENZIE PARTNERS, INC.

                                   [Address]
                                 [Phone Number]

                      The Exchange Agent for the Offer is:

                          [                          ]

                             By Overnight Courier:

                                   [Address]

        By Mail:          By Facsimile Transmission:          By Hand:
                          (for Eligible Institutions
                                     only)


        [Address]                                             [Address]

                               Fax: [fax number]

                             Confirm by telephone:

                                [Phone Number]

                  The Dealer Managers for the Offer are:

CREDIT SUISSE FIRST BOSTON CORPORATION_______________MONTGOMERY SECURITIES